UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  06/27/2006

MOLINA HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-31719

DE	134204626
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

One Golden Shore Drive
Long Beach, CA 90802-4202
(Address of principal executive offices, including zip code)

562 435 3666
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 7.01.    Regulation FD Disclosure

On June 27, 2006, Molina Healthcare, Inc. issued a press release announcing that the California Department of Health Services has formally awarded the Medi-Cal contracts for San Bernardino and Riverside counties to Molina Healthcare of California. A copy of the press release is attached as Exhibit 99.1 to this report.

Note: The information contained in this Item 7.01 and the accompanying Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

99.1 Molina Healthcare, Inc. press release dated June 27, 2006.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLINA HEALTHCARE, INC.

Date: June 27, 2006	By:	/s/ Mark L. Andrews
Mark L. Andrews
Chief Legal Officer, Corporate Secretary

Exhibit Index

Exhibit No.	Description
EX-99.1	Molina Healthcare, Inc. press release dated June 27, 2006.